UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2009

CENTRAL IOWA ENERGY, LLC
(Exact name of registrant as specified in its charter)

Iowa	000-52429	71-0988301
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3426 East 28th Street North Newton, Iowa	50208
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (641) 791-1010

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Amended and Restated Asset Purchase Agreement

On August 7, 2009 the Company entered into an Amended and Restated Asset Purchase Agreement with an effective date of May 8, 2009 between the Company, Renewable Energy Group, Inc. (“REG”), REG Newco, Inc. (“REG Newco”) and REG Newton, LLC (the “Amended and Restated Asset Purchase Agreement”) which supersedes the original Asset Purchase Agreement between the parties entered into on May 8, 2009 and pursuant to which the Company anticipates consolidating its business and operations with REG under REG Newco, a Delaware corporation (the “Transaction”). The Amended and Restated Asset Purchase Agreement modified certain terms of the original Asset Purchase Agreement dated May 8, 2009, including (i) removing the requirement that unit holder approval of the Company’s dissolution, liquidation and winding up be obtained prior to closing of the Transaction, (ii) extending the period during which the Company must dissolve and liquidate, clarifying certain ongoing costs of the Company that will be paid by REG Newco for a period of up to six months following the close of the Transaction, and clarifying certain procedural matters related to the Company’s anticipated liquidation and the satisfaction of creditors in connection with the same, (iii) increasing the number of shares of REG Newco Common Stock and Preferred Stock allocable to the Company as part of the Transaction by an amount corresponding to REG’s ownership in the Company and permitting REG to participate as a unit holder of the Company in the Company’s distribution of REG Newco shares as part of the Company’s anticipated dissolution, liquidation and winding up, with such shares distributed to REG being subject to significant restrictions regarding voting, dividends and transfer, (iv) providing that the REG Newco Common Stock and Preferred Stock allocable to the Company as part of the Transaction will be distributed to unit holders of the Company in accordance with their respective capital account balances as part of the Company’s anticipated dissolution, liquidation and winding up, and (v) clarifying certain tax matters and other miscellaneous matters.

Under the Amended and Restated Asset Purchase Agreement, the Company will receive in consideration of the Transaction an aggregate of 4,414,345 shares of Common Stock of REG Newco and 164,197 shares of Preferred Stock of REG Newco (subject to adjustment for fractional shares as provided in the Amended and Restated Asset Purchase Agreement). If the Transaction and all of the other transactions contemplated in the Amended and Restated Asset Purchase Agreement close, the Company will hold in the aggregate approximately 1.20% of the total issued and outstanding shares of REG Newco Preferred Stock and approximately 11.89% of the issued and outstanding shares of REG Newco Common Stock.

REG currently provides the Company plant management, procurement, product marketing and other services under a Management and Operational Services Agreement between the parties dated August 22, 2006, as amended. The Company also produces biodiesel for an affiliate of REG, REG Marketing and Logistics, LLC, pursuant to a Toll Processing Agreement dated January 6, 2009.

This Report on Form 8-K is being furnished pursuant to Item 1.01, Entry into a Material Definitive Agreement. The foregoing description of the Amended and Restated Asset Purchase Agreement is qualified in its entirety by reference to the full text of the Amended and Restated Asset Purchase Agreement, which the Company intends to file as an exhibit to its quarterly report on Form 10-Q for the three months ending June 30, 2009. The Amended and Restated Asset Purchase Agreement will be filed to provide unit holders with information regarding its terms. It is not intended to provide any other factual information about the Company or the other parties. In particular, the assertions embodied in the representations and warranties contained in the Amended and Restated Asset Purchase Agreement are qualified by information in each of the disclosure schedules attached to the Amended and Restated Asset Purchase Agreement. These disclosure statements contain information that modifies, qualifies, and creates exceptions to the representations and warranties set forth in the Amended and Restated Asset Purchase Agreement. Moreover, certain representations and warranties in the Amended and Restated Asset Purchase Agreement were used for the purpose of allocating risk between the Company and the other parties, rather than establishing matters as facts. Accordingly, you should not rely on the representations and warranties in the Amended and Restated Asset Purchase Agreement as characterizations of the actual state of facts about the Company or the other parties to the Amended and Restated Asset Purchase Agreement.

Additional Information About the Transaction filed with the SEC

          REG Newco, Inc. has filed with the SEC a Registration Statement on Form S-4 containing a preliminary Joint Proxy Statement/Prospectus and each of REG Newco, Inc., REG and CIE plan to file with the SEC other documents regarding the proposed transaction. The definitive Joint Proxy Statement/Prospectus will be mailed to stockholders of REG and unit holders of CIE. INVESTORS AND SECURITY HOLDERS OF REG AND CIE ARE URGED TO READ THE PRELIMINARY JOINT PROXY STATEMENT/PROSPECTUS AND THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE, AS WELL AS OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

     Investors and security holders can obtain free copies of the Registration Statement and the Joint Proxy Statement/Prospectus and other documents filed with the SEC by REG Newco or CIE through the web site maintained by the SEC at www.sec.gov.

          REG Newco, REG and CIE and their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding REG Newco’s directors and executive officers is available in the preliminary Joint Proxy Statement/Prospectus filed with the SEC on August 10, 2009, and information regarding CIE’s directors and executive officers is available in its proxy statement for its 2009 annual meeting of members, which was filed with the SEC on January 28, 2009. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the preliminary Joint Proxy Statement/Prospectus filed with the SEC.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRAL IOWA ENERGY, LLC

August 12, 2009	/s/ John Van Zee

Date	John Van Zee, President